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[SBL LOGO]
Security Benefit Life Insurance Company
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A Member of The Security                               700 SW Harrison St.
Benefit Group of Companies                             Topeka, Kansas 66636-0001

                           VARIABLE ANNUITY APPLICTION
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1.  OWNER (APPLICANT)

    Name________________________________________________________________________
    Address_____________________________________________________________________
    ____________________________________________________________________________
    Sex     M  |_|          F |_|      Date of Birth ___________________________
    Tax I.D. or SSN ____________________________________________________________
    Annuity Start Date__________________________________________________________
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2.  JOINT OWNER

    Name________________________________________________________________________
    Address_____________________________________________________________________
    ____________________________________________________________________________
    Sex     M  |_|          F |_|      Date of Birth ___________________________
    Tax I.D. or SSN ____________________________________________________________
    Relationship to Owner ______________________________________________________
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3.  INITIAL PURCHASE PAYMENT (min. $100,000)

    _____________________________________________
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4.  ALLOCATION OF PURCHASE PAYMENTS

    PCG Aggressive Growth Subaccount*        _____%
    PCG Growth Subaccount*                   _____%
    SIM Growth Subaccount*                   _____%
    SIM Conservative Grwoth Subaccount*      _____%
                                               100%
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Note: Complete items 1, 3, 4, 8 and 9 when applying for a Group Contract.
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5.  ANNUITANT (if different from owner)

    Name________________________________________________________________________
    Address_____________________________________________________________________
    ____________________________________________________________________________
    Sex     M  |_|          F |_|      Date of Birth ___________________________
    Tax I.D. or SSN ____________________________________________________________
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6.  PRIMARY BENEFICIARY

    Name________________________________________________________________________
    Address_____________________________________________________________________
    ____________________________________________________________________________
    Relationship to Owner_______________________________________________________
    Date of Birth_______________________________________________________________
    SSN_________________________________________________________________________
    (UPON THE DEATH OF ANY OWNER, THE PRIMARY BENEFICIARY WILL RECEIVE ANY DEATH BENEFIT WHICH IS PAYABLE, ONLY IF THERE IS NO SURVIVING JOINT OWNER. SEE PROSPECTUS FOR DETAILS.)
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7.  SECONDARY BENEFICIARY

    Name________________________________________________________________________
    Address_____________________________________________________________________
    ____________________________________________________________________________
    Relationship to Owner_______________________________________________________
    Date of Birth_______________________________________________________________
    SSN_________________________________________________________________________
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8.  TYPE OF ANNUITY CONTRACT

    |_|  Individual             |_|  Group
         |_|  Non Qualified          |_|  401(a) (Qual. Pen./Prof. Sharing)
         |_|  408 (IRA)              |_|  401(k) (Qual. Sav. Plan)
                                     |_|  403(b) (TSA)
                                     |_|  457 (Def. Comp.)

                                Type of Plan:
                                ________________________________________________
                                ________________________________________________
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9.  Will this annuity replace or change any other insurance or annuity?
    |_|  Yes     |_| No

    If yes, state company(ies) and contract number(s)___________________________ Type of contract____________________________________________________________

    If 1035 exchange or other transfer of assets, attach: (1) exchange form(s) or letter(s); and (2) replacement form(s), if applicable.
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10. Special Instructions________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
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V7584 (7-98)
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11. TELEPHONE TRANSFER PRIVILEGE

    SBL will make transfers among accounts and change the allocation of future purchase payments based on telephone instructions.

    If you DO NOT wish to use the telephone privileges, you must check the box |_|
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I have been given an effective  prospectus that describes the contract for which
I am applying. I have been given an effective prospectus for the fund underlying each Subaccount above. If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on redemption imposed by Section 403(b)(11) of the IRS Code; and (2) the investment choices available under my employer's
Section 403(b) arrangement to which I may elect to transfer my account balance. *I KNOW THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF SBL ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED. The amount paid and the application must be acceptable to SBL under its rules and practices. If they are, the contract applied for will be effective on its Contract Date. If they are not, SBL's liability will be limited to a return of amount paid.

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                    TAX IDENFICIATION NUMBER CERTIFICATION**

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.
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REPRESENTATIVE'S  STATEMENT - To the best of my knowledge,  this  application is not involved in replacement of life insurance or annuities, as defined in applicable Insurance Department Regulations, except as stated in question 9 above. I have complied with the requirements for disclosure and/or replacement.

Dated at _________________________   ___________________________________________
                                     Representative Signature and Number
this ____ day of ___________19____
                                     ___________________________________________
__________________________________   Print Representative's Full Name and
Owner/Applicant Signature            Phone Number

__________________________________   ___________________________________________
Joint Owner Signature                Broker/Dealer Name and Number

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**CERTIFICATION  INSTRUCTIONS  - You must  cross  out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
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|_| Check this box if you would like a Statement of Additional Information.